EXHIBIT 10.6

ARC LIFESTYLE GROUP INC

200,000 Shares

COMMON STOCK

$0.16 per Share

We are offering up to a maximum of 200,000 shares of our Common Stock (the "Shares"). There is no public market for the Shares or any other securities of our Company, and no such market will develop as a result of this offering.

THE SHARES OFFERED HEREBY ARE HIGHLY SPECULATIVE, AND AN INVESTMENT IN SHARES INVOLVES A HIGH DEGREE OF RISK AND IMMEDIATE AND SUBSTANTIAL DILUTION FROM THE OFFERING PRICE. SEE "RISK FACTORS" AND "DILUTION."

THIS OFFERING IS BEING MADE ONLY TO INVESTORS WHO ARE NOT “U.S. PERSONS” AND ARE OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT. THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS, AND ARE BEING OFFERED AND SOLD IN RELIANCE ON THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THESE LAWS PROVIDED BY REGULATION S. THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORY AUTHORITY NOR HAS THE COMMISSION OR ANY STATE REGULATORY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THIS PRIVATE PLACEMENT MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. THE SHARES ARE NOT REGISTERED UNDER THE ACT AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (OTHER THAN DISTRIBUTORS) UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE. HEDING TRANSACTIONS INVOLVING THESE SECURITIES BEING OFFERED MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

NOTHING IN THIS ELECTRONIC TRANSMISSION CONSTITUTES AN OFFER OF SECURITIES FOR SALE IN ANY JURISDICTION WHERE IT IS UNLAWFUL TO DO SO. ANY SECURITIES TO BE ISSUED HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE SECURITIES ACT, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (AS SUCH TERMS ARE DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE OR LOCAL SECURITIES LAWS. YOU ARE NOT AUTHORIZED TO AND YOU MAY NOT FORWARD OR DELIVER THE ATTACHED OFFERING MEMORANDUM, ELECTRONICALLY OR OTHERWISE, TO ANY OTHER PERSON OR REPRODUCE SUCH OFFERING MEMORANDUM IN ANY MANNER WHATSOEVER. ANY FORWARDING, DISTRIBUTION OR REPRODUCTION OF THIS DOCUMENT AND THE ATTACHED OFFERING MEMORANDUM IN WHOLE OR IN PART IS UNAUTHORIZED. FAILURE TO COMPLY WITH THIS DIRECTIVE MAY RESULT IN A VIOLATION OF THE SECURITIES ACT OR THE APPLICABLE LAWS OF OTHER JURISDICTIONS.

	Number of Shares Offered	Offering Price
Per Share	—	$0.16
Total Offering	200,000	$32,000

1

ARC LIFESTYLE GROUP INC

The date of this Private Placement Memorandum is June 24, 2015.

No person has been authorized to give any information or to make any representations in connection with the offer made by this private placement memorandum, nor has any person been authorized to give any information or make any representations other than those contained in this private placement memorandum, and if given or made, such information or representations must not be relied upon. This private placement memorandum does not constitute an offer to sell or solicitation of an offer to buy in any jurisdiction in which such offer or solicitation would be unlawful or to any person to whom it is unlawful to make such offer or solicitation. Neither the delivery of this private placement memorandum nor any sale made hereunder shall, under any circumstances, create an implication that there as has been no change in the affairs of our company since the date hereof.

This private placement memorandum is submitted on a confidential basis for use by a limited number solely in consideration of the purchase of the Shares described herein in a private placement. The acceptance of this private placement memorandum constitutes an agreement on the part of the recipient hereof and the recipient's representatives to maintain the confidentiality of the information contained herein. This private placement memorandum may not be reproduced in whole or in part. The use of this private placement memorandum for any purpose other than an investment in the Shares described herein is not authorized and is prohibited.

2

SUMMARY

The following summary is qualified in its entirety by the detailed information appearing elsewhere in this private placement memorandum. See "Risk Factors" for information to be considered by prospective investors

The Company

Introduction

Offering of Common Stock

Arc LifeStyle Group Inc (“ARC”) is currently a multinational lifestyle company specialized in fashion, leisure and food & beverages. We believe we differentiate our business from other businesses as we provide products and services that we believe will improve the lifestyle of our consumers. The principal products that we provide include the following:

•	Apparel
•	Books
•	Wine

ARC entered the apparel business in May 2015 through our agreement with and establishment of Fanxi Commerce and Trade (Shanghai) Co., Ltd. (“Fanxi”) as a Variable Interest Entity of ARC which operates under our in-house brand “82 Room”. The brand "82 Room" was founded in 2008 with the initial intent of bringing outstanding Korean designer brands into the Chinese market. 82 Room is focused as a purchasing agent of Korean womenswear, and is committed to establish and develop a portfolio of multi local Korean-branded womenswear. 82 Room is currently distributed only through its website at 82room.taobao.com and sales are exclusive in China only. The products that we sell are designed and manufactured by third parties.

ARC entered the leisure business in May 2015 through our agreement with La Filotea Productions, Inc (“La Filotea”) an Amazon Online Store that has over 1,600 listings of various book titles, including spiritual books, mainly in Spanish. Through managing and operating La Filotea, the Company maintains a competitive offering and sources its books directly from major distributors as well as publishing houses in the US, Latin America, and Europe.

ARC has partnered with Lynus Viñedos y Bodegas (“Lynus”), a Spanish winery, to establish a footprint in Asia for the distribution of Lynus’ red wine products. Lynus aim to underline the particularities of our domains located in Quintanilla and La Horra, among the best terroirs of Ribera del Duero, its neighbouring tradition and history. A careful and artisanal winemaking process, based on respect to the aromas and bouquets provided by the finest woods from the best coopers in France, grants Lynus wines their own character and distinctiveness.

3

Market Opportunity and Strategy

China Apparel Market Outlook 2016 reports that the Chinese apparel market was 857.2 billion ($139.7 billion) in 2012 and is estimated to grow to $1,123.6 billion by the end of 2016. We believe the following are key driving forces behind our current market opportunity:

the high growth rate of the increasing domestic market; and

the increasing demand for Korean based products due to the Korean trend in China.

Our goal is to be a leading online-provider of Korean womenswear in the Chinese market. Key elements of the strategy to achieve this goal include the following:

•	Introduce and update product lines;
•	Improve margins through economies of scale;
•	Maintain, update and improve user-friendliness of online store; and
•	Locate better-sources of products.

According to Statists unit sales of the U.S. book market totaled 2.59 billion in 2012 representing a $30.6 billion market value. With respect to our Spanish language book sector, statistics indicate that book sales are on the rise based on the Hispanic population consistently growing in the United States during the past five years, increasing demand for textbooks that teach English as a second language.

According to a Drinks Business report, China became the world’s largest red wine market in the world after consuming 155 million nine-litre cases in 2013 and the second-largest wine-growing area in the world according to theInternational Wine and Spirit Research. We believe the following are key driving forces behind our current market opportunity with respect to the distribution of Lynus red wine products:

the cultural values placed by Chinese on the color red;

the increasing number of middle-class citizens; and

the increasing awareness in China of health benefits that consumption of red wine has.

Our goal is to become a leading provider of quality red wine from all over the world to the world. Key elements of the strategy to achieve this goal include the following:

•	Establish footprint by introducing wine under Lynus into China;
•	Approach distributors to distribute wine produced by our companies; and
•	Locate other fine wine in Europe to partner with.

Principal Offices

Our principal offices are located at 10360 SW 186TH ST, MIAMI, FL 33197, telephone (775)-344-1313. We were incorporated in Florida on April 6, 2015.

4

The Offering

Securities Offered

We are offering a maximum of 200,000 shares at $0.16 per share. The minimum purchase per investor is 1,000 shares, or $160.

Terms of the Stock

The shares of the capital stock of the Corporation may be certificated or uncertificated, as provided under the Private Corporations Law of the State of Florida. A certificate or certificates for shares of the capital stock of the Corporation may be issued to each shareholder when any of these shares are fully paid. Any such certificates shall be signed in the name of the Corporation by the appropriate corporate officers, certifying the number of shares and the class or series of shares owned by the shareholder. Any or all of the signatures on any such certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed on a certificate shall have ceased to be that officer before that certificate is issued, it may be issued by the Corporation with the same effect as if that person were an officer at the date of issue.

Stock of the Corporation shall be transferable in the manner prescribed by applicable law and in these bylaws. Transfers of stock shall be made on the books of the Corporation, and in the case of certificated shares of stock, only by the person named in the certificate or by such person’s attorney lawfully constituted in writing and upon the surrender of the certificate therefor, properly endorsed for transfer and payment of all necessary transfer taxes; or, in the case of uncertificated shares of stock, upon receipt of proper transfer instructions from the registered holder of the shares or by such person’s attorney lawfully constituted in writing, and upon payment of all necessary transfer taxes and compliance with appropriate procedures for transferring shares in uncertificated form; provided, however, that such surrender and endorsement, compliance or payment of taxes shall not be required in any case in which the officers of the Corporation shall determine to waive such requirement. With respect to certificated shares of stock, every certificate exchanged, returned or surrendered to the Corporation shall be marked “Cancelled,” with the date of cancellation, by the Secretary or Assistant Secretary of the Corporation or the transfer agent thereof. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.

Any person claiming a certificate of stock to be lost or destroyed shall make an affidavit or affirmation of that fact and advertise the same in such manner as the Board of Directors may require, and the Board of Directors may, in its discretion, require the owner of the lost or destroyed certificate or his legal representative to give the Corporation a bond, in such sum as it may direct, not exceeding double the value of the stock, to indemnify the Corporation against any claim that may be made against it on account of the alleged loss of any such certificate. A new certificate of the same tenor and for the same number of shares as the one alleged to be lost or destroyed, or uncertificated shares in place of any such certificate, may be issued without requiring any bond when, in the judgment of the Directors, it is proper to do so.

A corporate seal shall not be requisite to the validity of any instrument executed by or on behalf of the Corporation. Nevertheless, if in any instance a corporate seal is used, the same shall be in the form of a circle and shall bear the full name of the Corporation and the year and state of incorporation, or words and figures of similar import.

5

Use of Proceeds

ARC will use the aggregate amount of the capital raised from the selling of the offering to fund the start-up of our plan of operations over the 12 month period including: (1) to pay for legal expenses; (2) to set up an office; (3) to set up a website and online management system; (4) set up an advertising and marketing program; and (5) to purchase inventory.

Our plan of operations over the 12 month period following the successful completion of our offering of $32,000 is to use such funds as follow: (i) $7,000 to open and set up an office; (ii) $7,000 to set up a website and online management system; (iii) $7,000 to establish an advertising and marketing program; (iv) $2,000 for legal and accounting fees; and (v) $9,000 to purchase inventory.

In the event that we raise $24,000, we will use such funds as follow: (i) $2,000 for legal and accounting fees; (ii) $6,000 for setting up an office; (iii) $6,000 to set up a website and online management system; (iv) $6,000 to establish an advertising and marketing program; and (v) $4,000 to purchase inventory.

In the event that we raise $16,000, we will use such funds as follows: (i) $2,000 for legal and accounting fees; (ii) $5,000 for setting up an office; (iii) $5,000 to set up a website and online management system; and (iv) $4,000 to establish and advertising and marketing program.

In the event that we raise $8,000, we will use such funds as follows: (i) $2,000 for legal and accounting fees; (ii) $3,000 for setting up an office; and (iii) $3,000 to set up a website and online management system. See “Use of Proceeds” on page 20.

In addition to using gross profits from our ongoing sales for some of our operating expenses, we plan to raise additional funding for our twelve-month business plan by way of private debt or equity financing, but have not commenced any activities to raise such funds. We cannot provide any assurance that we will be able to raise sufficient funds to proceed with our twelve month business plan.

Shares Outstanding

There are currently outstanding 7,330,000 shares of our Common Stock. Additionally there are currently outstanding 1 share of our Series A Convertible Preferred Stock, and 120 shares of our Series B Convertible Preferred Stock (the "Existing Preferred Stock"). The Existing Preferred Stock is convertible into Common Stock as detailed in the designations for Preferred Stock. Assuming all shares offered in this offering are sold, we would have outstanding 7,530,000 shares of Common Stock.

6

RISK FACTORS

An investment in our common stock involves a high degree of risk. You should carefully consider the risks described below and the other information in this prospectus before investing in our common stock. If any of the following risks occur, our business, operating results and financial condition could be seriously harmed. The trading price of our common stock could decline due to any of these risks, and you may lose all or part of your investment.

We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) and, as such, may elect to comply with certain reduced public company reporting requirements for future filings.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Implications of Being an Emerging Growth Company

We are an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, or (“the Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012, or (“the JOBS Act”). As such, we are eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

We could remain an “emerging growth company” for up to five years, or until the earliest of (a) the last day of the first fiscal year in which our annual gross revenues exceed $1 billion, (b) the date that we become a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of our common stock that is held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter, or (c) the date on which we have issued more than $1 billion in non-convertible debt during the preceding three-year period.

We are also considered a "smaller reporting company," If we are still considered a "smaller reporting company" at such time as we cease to be an "emerging growth company," we will still be able to take advantage of scaled disclosure requirements.

For more information, please see our Risk Factor entitled "We are an ‘emerging growth company’ and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our common stock less attractive to investors."

7

Risks Associated With Arc LifeStyle Group Inc

We have minimal operating history.

To date we have finalized our business plan, sourced products and services, established corporate and other formalities necessary to begin operations, negotiated relationships with strategic business partners, and have begun operations in two of many sectors of the lifestyle industry that we are focusing on. Accordingly, we have little operating history on which to base an evaluation of our business and prospects. Our prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in their early stages of development. We cannot assure you that we will be successful in addressing the risks we may encounter, and our failure to do so could have a material adverse effect on our business, prospects, financial condition and results of operations.

The markets for lifestyle related products and services are uncertain.

Even if we are successful in the development of our company, our success will depend upon the ability of the management team to locate suitable partners with quality services or supply of products. There can be no assurance that such availability will materialize. Insufficient availability would have a material adverse effect on our business, financial condition and results of operations.

We must successfully gauge apparel trends and changing consumer preferences to succeed.

Our success is largely dependent upon our ability to gauge the tastes of our customers and to provide merchandise that satisfies customer demand in a timely manner. However, lead times for many of our purchasing decisions may make it more difficult for us to respond rapidly to new or changing apparel trends or consumer acceptance of our products. The global apparel retail business fluctuates according to changes in consumer preferences, dictated in part by apparel trends and seasons. To the extent we misjudge the market for our merchandise or the products suitable for local markets or fail to execute trends and deliver product to market as timely as our competitors, our sales will be adversely affected, and the markdowns required to move the resulting excess inventory will adversely affect our operating results.

Global economic conditions and the impact on consumer spending patterns could adversely impact our results of operations.

The Company’s performance is subject to global economic conditions and their impact on levels of consumer spending worldwide. Some of the factors that may influence consumer spending include high levels of unemployment, higher consumer debt levels, reductions in net worth based on market declines and uncertainty, home foreclosures and reductions in home values, fluctuating interest rates and credit availability, government austerity measures, fluctuating fuel and other energy costs, fluctuating commodity prices, and general uncertainty regarding the overall future economic environment. Consumer purchases of discretionary items, including our merchandise, generally decline during periods when disposable income is adversely affected or there is economic uncertainty.

Adverse economic changes in any of the regions in which we and our franchisees sell our products could reduce consumer confidence, and thereby could negatively affect earnings and have a material adverse effect on our results of operations. In challenging and uncertain economic environments, we cannot predict whether or when such circumstances may improve or worsen, or what impact, if any, such circumstances could have on our business, results of operations, cash flows, and financial position.

8

Our business is highly competitive.

The apparel retail industry is highly competitive in China. We compete with local, national, and global department stores, specialty and discount store chains, independent retail stores, and online businesses that market similar lines of merchandise. We face a variety of competitive challenges including:

•	anticipating and quickly responding to changing apparel trends and customer demands;
•	attracting customer traffic online;
•	competitively pricing our products and achieving customer perception of value;
•	maintaining favorable brand recognition and effectively marketing our products to customers;
•	acquiring high-quality products in sizes, colors, and styles that appeal to customers of varying age groups and tastes; and
•	sourcing merchandise efficiently.

If we are not able to compete successfully in China, our results of operations would be adversely affected.

Our business, including our costs and supply chain, is subject to risks associated with sourcing in South Korea.

We purchase all our products from independent third parties. As a result, we are directly impacted by increases in the cost of those products. If we experience significant increases in demand or need to replace an existing vendor, there can be no assurance that additional vendors will be available when required on terms that are acceptable to us or that any vendor would allocate sufficient capacity to us in order to meet our requirements. In addition, for any new vendor, we may encounter stock issues and added costs as a result of the time it takes to cooperate with our new vendors regarding their products. Moreover, in the event of a significant disruption in the supply of the fabrics or raw materials used by our vendors in the manufacture of our products, our vendors might not be able to locate alternative suppliers of materials of comparable quality at an acceptable price. Any delays, interruption, or increased costs in the manufacture of our products could result in lower sales and net income.

Because independent third parties manufacture virtually all of our products outside of our principal sales markets, third parties must transport our products over large geographic distances. Delays in the shipment or delivery of our products due to the availability of transportation, work stoppages, port strikes, infrastructure congestion, or other factors, and costs and delays associated with transitioning between vendors, could adversely impact our financial performance. For example, the cost of fuel is a significant component in transportation costs, so increases in the price of petroleum products can adversely affect our gross margins.

Risks associated with importing merchandise from South Korea.

We purchase nearly all merchandise from third-party vendors in many different countries. From time to time, these third-party vendors may not be in compliance with applicable local laws. There can be no assurance that our vendors and other third parties with whom we do business will not violate such laws and regulations. Significant or continuing noncompliance with such laws by one or more vendors could have a negative impact on us, could subject us to liability, and could have an adverse effect on our results of operations.

9

We are subject to data security risks, which could have an adverse effect on our results of operations and consumer confidence in our security measures.

As part of our normal operations, we receive and maintain confidential, proprietary, and personally identifiable information, including credit card information, about our customers and other third parties. Our business does not employ any systems and websites that allow for the secure storage and transmission of this information. As a result, despite our safeguards and security processes and protections, security breaches could expose us to a risk of loss or misuse of this information, litigation, and potential liability. The retail industry, in particular, has been the target of many recent cyber-attacks. We may not have the resources to anticipate or prevent rapidly evolving types of cyber-attacks. Attacks may be targeted at us, our customers, or others who have entrusted us with information. In addition, even if we take appropriate measures to safeguard our information security and privacy environment from security breaches, we could still expose our customers and our business to risk.

Implication of advanced computer capabilities, new technological discoveries, or other developments may result in the technology used by us to protect transaction or other data being breached or compromised. Measures we implement to protect against cyber-attacks may also have the potential to impact our customers’ shopping experience or decrease activity on our websites by making them more difficult to use. Data and security breaches can also occur as a result of non-technical issues, including intentional or inadvertent breach by our employees or by persons with whom we have commercial relationships that result in the unauthorized release of personal or confidential information. In addition, the regulatory environment surrounding information security, cybersecurity, and privacy is increasingly demanding, with new and changing requirements, and customers have a high expectation that the Company will adequately protect their personal information from cyber-attack or other security breaches. Security breaches and cyber incidents could result in a violation of applicable privacy and other laws, significant legal and financial exposure, and a loss of consumer confidence in our security measures, which could have an adverse effect on our results of operations and our reputation.

The failure to attract and retain key personnel, or effectively manage succession, could have an adverse impact on our results of operations.

Our ability to anticipate and effectively respond to changing apparel trends depends in part on our ability to attract and retain key personnel. Competition for personnel is intense, and we cannot be sure that we will be able to attract and retain a sufficient number of qualified personnel. If we are unable to retain, attract, and motivate talented employees with the appropriate skill sets, or if changes to our organizational structure, operating results, or business model adversely affect morale or retention, we may not achieve our objectives and our results of operations could be adversely impacted. In addition, the loss of one or more of our key personnel or the inability to effectively identify a suitable successor to a key role could have a material adverse effect on our business.

Our results could be adversely affected by natural disasters, public health crises, political crises, or other catastrophic events.

Natural disasters, such as hurricanes, tornadoes, floods, earthquakes, and other adverse weather and climate conditions; unforeseen public health crises, such as pandemics and epidemics; political crises, such as terrorist attacks, war, labor unrest, and other political instability; or other catastrophic events, such as disasters occurring at our vendors' manufacturing facilities, whether occurring in the United States or internationally, could disrupt our operations or the operations of one or more of our vendors. In particular, these types of events could impact our product supply chain from or to the impacted region and could impact our ability to operate our websites. In addition, these types of events could negatively impact consumer spending in the impacted regions or depending upon the severity, globally. Disasters occurring at our vendors’ manufacturing facilities could impact our reputation and our customers’ perception of our brands. To the extent any of these events occur, our operations and financial results could be adversely affected.

10

Results are impacted by the effects of, and changes in, worldwide economic and capital markets conditions.

The Company operates in a number of countries and derives revenues from both inside and outside the United States. The Company’s business is subject to global competition and may be adversely affected by factors in the United States and other countries that are beyond its control, such as disruptions in financial markets, economic downturns in the form of either contained or widespread recessionary conditions, elevated unemployment levels, sluggish or uneven recovery, in specific countries or regions, or in the various industries in which the Company operates; social, political or labor conditions in specific countries or regions; natural and other disasters affecting the operations of the Company or its customers and suppliers; or adverse changes in the availability and cost of capital, interest rates, tax rates, or regulations in the jurisdictions in which the Company operates.

Worldwide and domestic economic trends and financial market conditions

We are subject to risks associated with adverse economic conditions, including economic slowdown, inflation, and the disruption, volatility and tightening of credit and capital markets. Unfavorable global or regional economic conditions could adversely impact our business, liquidity, financial condition and results of operations. Unemployment, tax increases, governmental spending cuts or a return of high levels of inflation could affect consumer spending patterns and purchases of our products. These could also create or exacerbate credit issues, cash flow issues and other financial hardships for us and our suppliers, distributors, retailers and consumers. The inability of suppliers, distributors and retailers to access liquidity could impact our ability to produce and distribute our products. We have a committed credit facility and additional liquidity facilities available to us. While to date we have not experienced problems with accessing these facilities, to the extent that the financial institutions that participate in these facilities were to default on their obligation to fund, those funds would not be available to us.

Global operations, currency rate fluctuations, interest rate fluctuations and geopolitical uncertainty

Our products are produced and sold in numerous countries throughout the world. Risks associated with international operations, any of which could have a material adverse effect on our business, liquidity, financial condition and results of operations, include:

•	changes in local political, economic, social and labor conditions;
•	potential disruption from socio-economic violence, including terrorism and drug-related violence;
•	restrictions on foreign ownership and investments or on repatriation of cash earned in countries outside the U.S.;
•	changes in laws, governmental regulations and policies in many countries outside the U.S.;
•	import and export requirements;
•	currency exchange rate fluctuations;
•	a less developed and less certain legal and regulatory environment, which among other things can create uncertainty with regard to liability issues;
•	laws regarding the enforcement of contract and intellectual property rights;
•	inadequate levels of compliance with applicable anti-bribery laws, including the Foreign Corrupt Practices Act; and
•	other challenges caused by distance, language and cultural differences.

11

Our success will depend, in part, on our ability to overcome the challenges we encounter with respect to these factors and other matters generally affecting U.S. companies with global operations. Although we have implemented policies and procedures designed to ensure compliance with U.S. and foreign laws and regulations, including anti-corruption laws, there can be no assurance that our employees, business partners or agents will not violate our policies or take action determined to be in violation of the law. Any determination that our operations or activities were not in compliance with applicable U.S. or foreign laws or regulations could result in the imposition of fines and penalties, interruptions of business, terminations of necessary licenses and permits, and other legal and equitable sanctions.

We are also exposed to risks associated with currency fluctuations and risks associated with interest rate fluctuations. Currency exchange rates between the U.S. dollar and foreign currencies in the markets in which we do business have fluctuated in recent years and are likely to continue to do so in the future. We manage our exposure to foreign currency and interest rate risks utilizing derivative instruments and other means to reduce those risks. We could experience changes in our ability to hedge against or manage fluctuations in foreign currency exchange rates or interest rates and, accordingly, there can be no assurance that we will be successful in reducing those risks. We could also be affected by nationalization of our international operations, unstable governments, unfamiliar or biased legal systems or intergovernmental disputes. These currency, economic and political uncertainties may have a material adverse effect on our results of operations and financial condition, especially to the extent these matters, or the decisions, policies or economic strength of our suppliers and distributors, affect our global operations.

Competition

We are in a highly competitive industry and the dollar amount and unit volume of our sales could be negatively affected by numerous factors including:

•	our inability to maintain or increase prices;
•	new entrants in our market or categories;
•	a general decline in beverage alcohol consumption; or
•	the decision of wholesalers or consumers to purchase a competitor’s product instead of ours.

Unit volume and dollar amount of sales could also be affected by pricing, purchasing, financing, operational, advertising or promotional decisions made by wholesalers, state and provincial agencies, and retailers which could affect their supply of, or consumer demand for, our products. We could also experience higher than expected selling, general and administrative expenses if we find it necessary to increase the number of our personnel or our advertising or marketing expenditures to maintain our competitive position or for other reasons.

Supply of Spanish Red Wine Brands

In order to fulfill our current and projected Spanish Red Wine Brands product requirements, we are currently dependent on one winery which is located in Quintanilla and its vineyards located in Quintanilla and La Horra, Spain for our supply of Spanish Wine Brands. This winery is currently our sole source of supply for the Spanish Red Wines we intend to market and sell.

We may not be able to satisfy all of our product supply requirements for the Spanish Brands in the event of a significant disruption of the winery. Additionally, our general insurance policies – were we to purchase any – may not cover certain types of catastrophes that might affect our supply of the Spanish Wine Brands. A major uninsured catastrophe could result in significant unrecoverable losses.

12

Potential decline in the consumption of products we sell

We rely on consumers’ demand for our products. Consumer preferences may shift due to a variety of factors, including changes in demographic or social trends, public health policies, and changes in leisure, dining and beverage consumption patterns. Our continued success will require us to anticipate and respond effectively to shifts in consumer behavior and drinking tastes. If consumer preferences were to move away from our premium brands in any of our major markets, our financial results might be adversely affected.

A limited or general decline in consumption in one or more of our product categories could occur in the future due to a variety of factors, including:

•	a general decline in economic or geopolitical conditions;
•	concern about the health consequences of consuming beverage alcohol products and about drinking and driving;
•	a general decline in the consumption of beverage alcohol products in on-premise establishments, such as may result from smoking bans and stricter laws relating to driving while under the influence of alcohol;
•	consumer dietary preferences favoring lighter, lower calorie beverages such as diet soft drinks, sports drinks and water products;
•	the increased activity of anti-alcohol groups; • increased federal, state, provincial and foreign excise or other taxes on beverage alcohol products and possible restrictions on beverage alcohol advertising and marketing;
•	increased regulation placing restrictions on the purchase or consumption of beverage alcohol products or increasing prices due to the imposition of duties or excise tax;
•	inflation; and
•	wars, pandemics, weather and natural or man-made disasters.

In addition, our continued success depends, in part, on our ability to develop new products. The launch and ongoing success of new products are inherently uncertain especially with regard to their appeal to consumers. The launch of a new product can give rise to a variety of costs and an unsuccessful launch, among other things, can affect consumer perception of existing brands and our reputation. Unsuccessful implementation or short-lived popularity of our product innovations may result in inventory write-offs and other costs.

Reliance on wholesale distributors, major retailers and government agencies

Local market structures and distribution channels vary worldwide. Within our primary market of China, we offer a range of beverage alcohol products across the branded wine category. In China, we sell our products principally online and to wholesalers for resale to retail outlets including grocery stores, club and discount stores, package liquor stores and restaurants and also directly to government agencies. In China, we have entered into arrangements with certain wholesalers that may generate a portion of our wine sales. The replacement or poor performance of our major wholesalers could result in temporary or longer-term sales disruptions or could materially and adversely affect our results of operations and financial condition for a particular period. Our inability to collect accounts receivable from our major wholesalers, retailers or government agencies could also materially and adversely affect our results of operations and financial condition.

13

Our industry is being affected by the trend toward consolidation in the wholesale and retail distribution channels. If we are unable to adapt successfully to this changing environment, our net income, market share and volume growth could be negatively affected. In addition, wholesalers and retailers of our products offer products which compete directly with our products for retail shelf space, promotional support and consumer purchases. Accordingly, wholesalers or retailers may give higher priority to products of our competitors.

Import and excise duties or other taxes or government regulation

The countries in which we operate impose import and excise duties and other taxes on beverage alcohol products in varying amounts which are subject to change. Significant increases in import and excise duties or other taxes on beverage alcohol products could materially and adversely affect our financial condition or results of operations. The federal budget and individual state, provincial or local municipal budget deficits could result in increased taxes on our products, business, customers or consumers. Various proposals to increase taxes on beverage alcohol products have been made at the federal and state or provincial level in recent years. There may be further consideration by federal, state, provincial, local and foreign governmental entities to increase taxes upon beverage alcohol products as governmental entities explore available alternatives for raising funds during the current macroeconomic climate. In addition, federal, state, provincial, local and foreign governmental agencies extensively regulate the beverage alcohol products industry concerning such matters as licensing, warehousing, trade and pricing practices, permitted and required labeling, advertising and relations with wholesalers and retailers. Certain federal, state or provincial regulations also require warning labels and signage. New or revised regulations or increased licensing fees, requirements or taxes could also have a material adverse effect on our financial condition or results of operations.

Damage to our reputation

Maintaining a good reputation is critical to selling our branded products. Product contamination or tampering or the failure to maintain our standards for product quality, safety and integrity, including with respect to raw materials, naturally occurring compounds, packaging materials or product components obtained from suppliers, may reduce demand for our products or cause production and delivery disruptions. Although we maintain standards for the materials and product components we receive from our suppliers, and we also audit our suppliers’ compliance with our standards, it is possible that a supplier may not provide materials or product components which meet our required standards or may falsify documentation associated with the fulfillment of those requirements. If any of our products becomes unsafe or unfit for consumption, is misbranded or causes injury, we may have to engage in a product recall and/or be subject to liability and incur additional costs. A widespread product recall, multiple product recalls, or a significant product liability judgment could cause our products to be unavailable for a period of time, which could further reduce consumer demand and brand equity. Our reputation could be impacted negatively by public perception, adverse publicity (whether or not valid), negative comments in social media, or our responses relating to:

•	a perceived failure to maintain high ethical, social and environmental standards for all of our operations and activities;
•	a perceived failure to address concerns relating to the quality, safety or integrity of our products;
•	our environmental impact, including use of agricultural materials, packaging, water and energy use, and waste management; or
•	effects that are perceived as insufficient to promote the responsible use of alcohol.

14

Failure to comply with local laws and regulations, to maintain an effective system of internal controls, to provide accurate and timely financial statement information, or to protect our information systems against service interruptions, misappropriation of data or breaches of security, could also hurt our reputation. Damage to our reputation or loss of consumer confidence in our products for any of these or other reasons could result in decreased demand for our products and could have a material adverse effect on our business, financial condition and results of operations, as well as require additional resources to rebuild our reputation, competitive position and brand equity.

Contamination

The success of our brands depends upon the positive image that consumers have of those brands. Contamination, whether arising accidentally or through deliberate third-party action, or other events that harm the integrity or consumer support for our brands, could adversely affect their sales. Contaminants in raw materials, packaging materials or product components purchased from third parties and used in the production of our beer, wine or spirits products or defects in the fermentation or distillation process could lead to low beverage quality as well as illness among, or injury to, consumers of our products and may result in reduced sales of the affected brand or all of our brands.

Class action or other litigation relating to alcohol abuse, the misuse of alcohol, product liability, or marketing or sales practices

There has been public attention directed at the beverage alcohol industry, which we believe is due to concern over problems related to harmful use of alcohol, including drinking and driving, underage drinking and health consequences from the misuse of alcohol. We also could be exposed to lawsuits relating to product liability or marketing or sales practices. Adverse developments in lawsuits concerning these types of matters or a significant decline in the social acceptability of beverage alcohol products that may result from lawsuits could have a material adverse effect on our business.

The Company’s growth objectives are largely dependent on the timing and market acceptance of its new product offerings, including its ability to continually renew its pipeline of new products and to bring those products to market.

This ability may be adversely affected by difficulties or delays in acquiring new products, such as gain market acceptance of new products. There are no guarantees that new products will prove to be commercially successful.

Acquisitions, strategic alliances, divestitures, and other unusual events resulting from portfolio management actions and other evolving business strategies, and possible organizational restructuring could affect future results.

The Company monitors its business portfolio and organizational structure and has made and may continue to make acquisitions, strategic alliances, divestitures and changes to its organizational structure. With respect to acquisitions, future results will be affected by the Company’s ability to integrate acquired businesses quickly and obtain the anticipated synergies.

15

The Company’s future results may be affected by various legal and regulatory proceedings and legal compliance risks, including those involving product liability, antitrust, intellectual property, environmental, the U.S. Foreign Corrupt Practices Act and other anti-bribery, anti-corruption, or other matters.

The outcome of these legal proceedings may differ from the Company’s expectations because the outcomes of litigation, including regulatory matters, are often difficult to reliably predict. Various factors or developments can lead the Company to change current estimates of liabilities and related insurance receivables where applicable, or make such estimates for matters previously not susceptible of reasonable estimates, such as a significant judicial ruling or judgment, a significant settlement, significant regulatory developments or changes in applicable law. A future adverse ruling, settlement or unfavorable development could result in future charges that could have a material adverse effect on the Company’s results of operations or cash flows in any particular period.

We may be impacted by general economic conditions.

Our businesses may be susceptible to negative trends in the national and/or regional economies. The success of our business depends, in part, on a number of factors related to spending patterns in the overall economy. A deterioration of the current economic environment could have a material adverse effect on the Company’s financial condition and operating results, as well as the Company’s ability to fund its growth or its strategic business initiatives.

The digital business’s sales are primarily dependent upon discretionary consumer spending, which is affected by the overall economic environment, consumer confidence and other factors beyond its control. In addition, the online business’ sales are dependent in part on the strength of new release products which are controlled by publishers and other suppliers. The economic downturn over the last several years has led to declines in consumer traffic and spending patterns, adversely impacting the digital business’s financial performance.

The complexity of the Company’s businesses could place a significant strain on its management, operations, performance and resources.

The complexity of the Company’s business could place a significant strain on its management, operations, technical performance, financial resources, and internal financial control and reporting functions. The Company currently operates two different businesses: apparel and leisure. The Company is currently looking into the potential possibility of entering the food & beverages industry, and will be looking into other industries that we believe has potential to add value and is will contribute towards reaching a better lifestyle. There can be no assurance that the Company will be able to manage the complexity of its businesses effectively. The Company’s current and planned personnel, systems, procedures and controls may not be adequate to support and effectively manage its future operations, especially as it hires consultants in multiple geographic locations. The Company may not be able to hire, train, retain, motivate and manage the required personnel, which may limit its growth. If any of these were to occur, it could damage the Company’s reputation, limit growth, negatively affect operating results and harm its business.

We may incur significant costs in the development and implementation of new businesses with no guarantee of success.

In order to remain competitive and expand our business, we have developed, and expect to continue to develop, in-center and ancillary businesses. We may incur significant costs in the development of these businesses, some of which may be outside of our core competency. In addition, we cannot guarantee that these businesses will be successful and contribute to earnings.

16

The Company faces various risks as an Internet retailer.

Business risks related to its online business include risks associated with the need to keep pace with rapid technological change, risks associated with the adoption of new products or platforms, including, among other things, new website platforms and new products, Internet security risks, risks of system failure or inadequacy, supply chain risks, government regulation and legal uncertainties with respect to the Internet, risks related to data privacy and collection of sales or other taxes by one or more states or foreign jurisdictions. If any of these risks materializes, it could have an adverse effect on the Company’s business.

The Company’s expansion into new products, services and technologies subjects it to additional business, legal, financial and competitive risks.

The Company may require additional capital in the future to sustain or grow the Company’s online business. The Company’s gross profits and margins in its newer activities may be lower than in its traditional activities, and it may not be successful enough in these newer activities to recoup its investments in them. In addition, the Company may have limited or no experience in its newer products and services, and its customers may not adopt its new product or service offerings. Some of these offerings may present new and difficult technological challenges, and the Company may be subject to claims or recalls if customers of these offerings experience service disruptions or failures or other quality issues. If any of these were to occur, it could damage the Company’s reputation, limit its growth and negatively affect its operating results.

We may, in the future, issue additional common shares, which would reduce investors’ percent of ownership and may dilute our share value.

As of May 31, 2015, the Company had 7,330,000 shares of common stock issued and outstanding. Pursuant to our Articles of Incorporation, we have authorized 800,000,000 total shares, of which 700,000,000 were designated for the common stock. Accordingly, we may issue up to an additional 692,670,000 shares of common stock. The future issuance of common stock may result in substantial dilution in the percentage of our common stock held by our then existing shareholders. We may value any common stock issued in the future on an arbitrary basis. The issuance of common stock for future services or other corporate actions may have the effect of diluting the value of the shares held by our investors, and might have an adverse effect on any trading market for our common stock.

If we do not obtain additional financing, our business may fail

At May 31, 2015, we had cash on hand of $7,462. The current burn rate is the cost associated with running our operations and is projected to increase substantially once operations begin. We anticipate requiring at least $100,000 over the next 12 months to satisfy our cash needs, which, even if we sold all shares in this offering, would not be reached.

We anticipate that additional funding will be needed for general administrative expenses, website development and marketing costs, establishing an advertising and marketing program, and purchase of inventory. We intend to raise the required funds through additional equity and/or debt placements, and hope that gross profits from same will help defray some of our operating expenses. However, there is no guarantee that we will be able to raise the required cash and because of this our business may fail. The specific cost requirements needed to maintain operations will depend upon demand generated from potential clients but initial projections are discussed in the Plan of Operations.

We do not currently have any arrangements for financing. Obtaining additional funding will be subject to a number of factors, including general market conditions, investor acceptance of our business plan and initial results from our business operations. These factors may impact the timing, amount, terms or conditions of additional financing available to us. The most likely source of future funds available to us is through the sale of additional shares of common stock or advances from our sole director.

17

Failure by us to respond to changes in consumer preferences could result in lack of sales revenues and may force us out of business.

The markets for our products and services are influenced by rapidly changing technology, evolving industry standards and changing customer requirement. Our future success will depend on our ability to enhance our current products and services, advertise and market our services and respond to emerging industry standards and other technological changes on a timely and cost effective basis. There can be no assurance that we will be successful in enhancing our existing service offerings on a timely basis or that any new enhancements will achieve market acceptance. If we fail to anticipate, or respond adequately, to changes in technology and customer preferences these events could have a material adverse effect on our business, financial condition and results of operation.

It is uncertain whether we can obtain a customer base.

We do not have any oral or written agreements with any customers. Customers may choose to procure services and products from companies other than ours. Such actions will adversely affect our financial condition and results of operations.

We may not have access to a qualified workforce.

In order to carry out our business plan, we will initially rely on a small work force comprised of contract labor rather than permanent employees. Consequently, we are faced with a risk of not being able to access a sufficient number of suitable independent contractors to maintain a necessary level of operation.

We will need to expand our skilled personnel and retain those personnel that we do hire.

We will be required to hire and retain skilled employees at all levels of our operations in a market where such qualified employees might be in high demand and subject to receiving competing offers. The inability to hire needed employees on a timely basis and/or the inability to retain those that we do hire could have a material adverse effect on our ability to meet the schedules of our strategic plan.

We have minimal operating history and have maintained losses since inception, which we expect to continue into the future.

We were incorporated on April 6, 2015 and have very limited operations. We have generated minimal revenues to date. Our business is still under the developmental stage. We have limited operating history upon which an evaluation of our future success or failure can be made. Our net loss from inception (April 6, 2015) to May 31, 2015 is $759. Based upon our proposed plans, we expect to incur significant operating losses in future periods. This will happen because there are substantial costs and expenses associated with the development and marketing of our products and services. We may fail to generate revenues in the future. If we cannot attract a significant number of customers, we will not be able to generate any significant revenues or income. Failure to generate revenues will cause us to go out of business because we will not have the money to pay our ongoing expenses.

18

We are dependent on certain key personnel.

The Company is dependent on the services of its Chief Executive Officer and consultants hired. The loss of services of any of these individuals could impair the Company’s ability to execute its planned transactions, and manage the operations of the business, and could have a material adverse effect on the Company’s business, financial condition and results of operations.

We do not have any employment agreements or maintain key person life insurance policies on our officer, director and consultants. We do not anticipate entering into employment agreements with them or acquiring insurance in the foreseeable future.

We have limited business, sales and marketing experience in our industry.

We have minimal operations. While we have plans for marketing our products and services, there can be no assurance that such efforts will be successful. Additionally, we are a newly-formed, development stage company with no prior experience in our industry. We are entirely dependent on the services of our sole officer and director, Mr. Carlos Lopez to build our customer base. Our company has no prior experience which it can rely upon in order to expand the number of customers to purchase from our online stores. Prospective customers will be less likely to use our online platform than a competitor’s because we have no prior experience in this business.

We may not be able to compete effectively against our competitors.

We expect to face strong competition from well-established companies and small independent companies like our self that may result in price reductions and decreased demand for our products and services. We will be at a competitive disadvantage in obtaining the facilities, employees, financing and other resources required to provide online platforms and exchanges demanded by prospective customers. Our opportunity to obtain customers may be limited by our financial resources and other assets. We expect to be less able than our larger competitors to cope with generally increasing costs and expenses of doing business.

Because our current president has other business interests, he may not be able or willing to devote a sufficient amount of time to our business operations, causing our business to fail.

Mr. Carlos Lopez, our sole officer and a director, currently devotes approximately twenty hours per month providing management services to us. While he presently possesses adequate time to attend to our interest, it is possible that the demands on him from other obligations could increase, with the result that he would no longer be able to devote sufficient time to the management of our business. The loss of Mr. Carlos Lopez to our company could negatively impact our business development.

Current management’s lack of experience in and with the online platform or exchange business means that it is difficult to assess, or make judgments about, our potential success.

Our officer and sole director has no prior experience with or has ever been employed in a job involving businesses and industries related to the LifeStyle concept. Additionally, our officer and sole director does not have a college or university degree, or other educational background in the business. With no direct training relating to industries associated with the lifestyle business, our officer and sole director may not be fully aware of many of the specific requirements related to the business. Consequently, our operations, earnings, and ultimate financial success could suffer irreparable harm due to our officer and sole director’s future possible mistakes, lack of sophistication, judgment or experience in the business.

19

We intend to become subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, which will require us to incur audit fees and legal fees in connection with the preparation of such reports. These additional costs will negatively affect our ability to earn a profit.

Following the effective date of the Form S-1 registration statement we intend to file in the fiscal year 2015 we will be required to file periodic reports with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 and the rules and regulations thereunder. In order to comply with such requirements, our independent registered auditors will have to review our financial statements on a quarterly basis and audit our financial statements on an annual basis. Moreover, our legal counsel will have to review and assist in the preparation of such reports. Factors such as the number and type of transactions that we engage in and the complexity of our reports cannot accurately be determined at this time and may have a major negative effect on the cost and amount of time to be spent by our auditors and attorneys. However, the incurrence of such costs will obviously be an expense to our operations and thus have a negative effect on our ability to meet our overhead requirements and earn a profit.

However, for as long as we remain an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012, we intend to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. We intend to take advantage of these reporting exemptions until we are no longer an “emerging growth company.”

We will remain an emerging growth company until the earlier of (i) the last day of the fiscal year (A) following the fifth anniversary of our first sale of common equity securities pursuant to an effective registration statement, (B) in which we have total annual gross revenue of at least $1.0 billion, or (C) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the prior September 30, and (ii) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.

Rule 12b-2 of the Securities Exchange Act of 1934, as amended, defines a “smaller reporting company” as an issuer that is not an investment company, an asset-backed issuer, or a majority-owned subsidiary of a parent that is not a smaller reporting company and that:

Had a public float of less than $ 75 million as of the last business day of its most recently completed second fiscal quarter, computed by multiplying the aggregate worldwide number of shares of its voting and non-voting common equity held by non-affiliates by the price at which the common equity was last sold, or the average of the bid and asked prices of common equity, in the principal market for the common equity; or

In the case of an initial registration statement under the Securities Act or Exchange Act for shares of its common equity, had a public float of less than $75 million as of a date within 30 days of the date of the filing of the registration statement, computed by multiplying the aggregate worldwide number of such shares held by non-affiliates before the registration plus, in the case of a Securities Act registration statement, the number of such shares included in the registration statement by the estimated public offering price of the shares; or

In the case of an issuer whose public float as calculated under paragraph (1) or (2) of this definition was zero, had annual revenues of less than $50 million during the most recently completed fiscal year for which audited financial statements are available.

We qualify as a smaller reporting company, and so long as we remain a smaller reporting company, we benefit from the same exemptions and exclusions as an emerging growth company. In the event that we cease to be an emerging growth company as a result of a lapse of the five year period, but continue to be a smaller reporting company, we would continue to be subject to the exemptions available to emerging growth companies until such time as we were no longer a smaller reporting company.

20

After, and if ever, we are no longer an “emerging growth company,” we expect to incur significant additional expenses and devote substantial management effort toward ensuring compliance with those requirements applicable to companies that are not “emerging growth companies,” including Section 404 of the Sarbanes-Oxley Act.

We are an “emerging growth company” and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our common stock less attractive to investors.

We are an “emerging growth company,” as defined in the Jumpstart our Business Startups Act of 2012, and we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies, including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. We cannot predict if investors will find our common stock less attractive because we will rely on these exemptions. If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock and our stock price may be more volatile.

Under the Jumpstart Our Business Startups Act, “emerging growth companies” can delay adopting new or revised accounting standards until such time as those standards apply to private companies. We have irrevocably elected not to avail ourselves to this exemption from new or revised accounting standards and, therefore, we will be subject to the same new or revised accounting standards as other public companies that are not “emerging growth companies.”

RISK FACTORS RELATED TO OUR COMMON STOCK

We are selling our offering of 200,000 shares of common stock without an underwriter and may be unable to sell any shares.

Our offering of 200,000 shares is self-underwritten, that is, we are not going to engage the services of an underwriter to sell the shares; we intend to sell our shares through our President, who will receive no commissions. He will offer the shares to non U.S. residents that include friends, family members, and business associates; however, there is no guarantee that he will be able to sell any of the shares. Unless he is successful in selling all of the shares and we receive the proceeds from this offering, we may have to seek alternative financing to implement our business plan.

Because there are no minimum proceeds the Company can receive from its offering of 200,000 shares, the Company may not raise sufficient capital to implement its planned business and your entire investment could be lost.

The Company is making its offering of 200,000 shares of common stock on a best-efforts basis and there is no minimum amount of proceeds the Company may receive. Funds raised under this offering will not be held in trust or in any escrow account and all funds raised regardless of the amount will be available to the Company. In the event the company does not raise sufficient capital to implement its planned operations, your entire investment could be lost.

The concentration of the Company’s capital stock ownership by certain shareholders will limit its stockholders’ ability to influence corporate matters and may involve other risks.

Capital Flows Ltd, an investment entity controlled by Xiaolan Wang, is currently the beneficial owner of an aggregate of approximately 61% of the Company’s outstanding common stock, and 100% of the outstanding shares of preferred stock Series A, as of June 15, 2015. This concentrated control limits the ability of the Company’s other stockholders to influence corporate matters and, as a result, the Company may take actions with which its other stockholders do not agree.

21

You will be relying on the judgment of our management regarding our use of proceeds.

We expect to use the net proceeds for general corporate purposes, including working capital and capital expenditures. Consequently, our management will have significant flexibility in applying the net proceeds of this offering. You will be relying on the judgment of our management regarding the application of the proceeds. Our management will have the ability to apply the proceeds of this offering as it deems appropriate without shareholder approval.

Broker-dealers may be discouraged from effecting transactions in our shares because they are considered penny stocks and are subject to the penny stock rules.

Rules 15g-1 through 15g-9 promulgated under the Securities Exchange Act of 1934, as amended, impose sales practice and disclosure requirements on broker-dealers who make a market in “penny stocks”. A penny stock generally includes any non-NASDAQ equity security that has a market price of less than $5.00 per share. Our shares currently are not traded on NASDAQ nor on any other exchange nor are they quoted on the OTC Markets. Following the date that the registration statement we intend to file becomes effective we hope to find a broker-dealer to act as a market maker for our stock and file on our behalf with FINRA an application on Form 211 for approval for our shares to be quoted on the OTC Markets. As of the date of this prospectus, we have not attempted to find a market maker to file such application for us. If we are successful in finding such a market maker and successful in applying for quotation on the OTC Markets, it is very likely that our stock will be considered a “penny stock.” In that case, purchases and sales of our shares will be generally facilitated by FINRA broker-dealers who act as market makers for our shares. The additional sales practice and disclosure requirements imposed upon broker-dealers may discourage broker-dealers from effecting transactions in our shares, which could severely limit the market liquidity of the shares and impede the sale of our shares in the secondary market.

Under the penny stock regulations, a broker-dealer selling penny stock to anyone other than an established customer or “accredited investor” (generally, an individual with net worth in excess of $1,000,000 or an annual income exceeding $200,000, or $300,000 together with his or her spouse) must make a special suitability determination for the purchaser and must receive the purchaser’s written consent to the transaction prior to sale, unless the broker-dealer or the transaction is otherwise exempt.

In addition, the penny stock regulations require the broker-dealer to deliver, prior to any transaction involving a penny stock, a disclosure schedule prepared by the Commission relating to the penny stock market, unless the broker-dealer or the transaction is otherwise exempt. A broker-dealer is also required to disclose commissions payable to the broker-dealer and the registered representative and current quotations for the securities. Finally, a broker-dealer is required to send monthly statements disclosing recent price information with respect to the penny stock held in a customer’s account and information with respect to the limited market in penny stocks.

There is no liquidity and no established public market for our common stock and we may not be successful at obtaining a quotation on a recognized quotation service. In such event it may be difficult to sell your shares.

There is presently no public market in our shares and an active trading market in our securities may not develop or, if developed, may not be sustained. We intend to have an application filed on our behalf by a market maker for admission to quotation of our securities on the OTC Markets after a prospectus is declared effective by the SEC. There can be no assurance that we will be successful at developing a public market or in having our common stock quoted on a quotation facility such as the OTC Markets. There are risks associated with obtaining a quotation, including that broker dealers will not be willing to make a market in our shares, or to request that our shares be quoted on a quotation service. In addition, even if a quotation is obtained, the OTC Markets and similar quotation services are often characterized by low trading volumes, and price volatility, which may make it difficult for an investor to sell our common stock on acceptable terms. If trades in our common stock are not quoted on a quotation facility, it may be very difficult for an investor to find a buyer for their shares in our Company.

22

Because we do not intend to pay any cash dividends on our common stock, our stockholders will not be able to receive a return on their shares unless they sell them.

We intend to retain any future earnings to finance the development and expansion of our business. We do not anticipate paying any cash dividends on our common stock in the foreseeable future. Unless we pay dividends, our stockholders will not be able to receive a return on their shares unless they sell them. There is no assurance that stockholders will be able to sell shares when desired.

State securities laws may limit secondary trading, which may restrict the states in which and conditions under which you can sell the shares offered by this prospectus.

Secondary trading in common stock sold in this offering will not be possible in any state until the common stock is qualified for sale under the applicable securities laws of the state or there is confirmation that an exemption, such as listing in certain recognized securities manuals, is available for secondary trading in the state. If we fail to register or qualify, or to obtain or verify an exemption for the secondary trading of, the common stock in any particular state, the common stock could not be offered or sold to, or purchased by, a resident of that state. In the event that a significant number of states refuse to permit secondary trading in our common stock, the liquidity for the common stock could be significantly impacted thus causing you to realize a loss on your investment.

The Company does not intend to seek registration or qualification of its shares of common stock the subject of this offering in any State or territory of the United States. Aside from a “secondary trading” exemption, other exemptions under state law and the laws of US territories may be available to purchasers of the shares of common stock sold in this offering.

We will elect to take advantage of the extended transition period for complying with new or revised accounting standards under Section 102(B)(1)

This election allows us to delay the adoption of new or revised accounting standards that have different effective dates for public and private companies until those standards apply to private companies. As a result of this election our financial statements may not be comparable to companies that comply with public company effective dates.

The existing scaled executive compensation disclosure requirements for smaller reporting companies will continue to apply for so long as the Company is an emerging growth company, regardless of whether the Company remains a smaller reporting company.

We have arbitrarily determined the price of the Units.

We have arbitrarily set the price of the Units without specific reference to the status of the securities market and other relevant factors, such as the book value of our shares or any other financial ratio or metric. The offering price for the Units should not be considered an indication of the actual value of the Units and is not based on our net worth or prior earnings.

23

USE OF PROCEEDS

Proceeds will be used to cover development expenses for the online exchange; for acquisition of suitable premises, for the hiring of personnel to promote the company, and for general corporate purposes.

Our private offering of 200,000 shares is being made on a self-underwritten basis: no minimum number of shares must be sold in order for the offering to proceed. The offering price per share is $0.16. The following table sets forth the uses of proceeds assuming the sale of 25%, 50%, 75% and 100%, respectively, of the securities offered for sale by the Company. There is no assurance that we will raise the full $32,000 as anticipated.

	If 25% of Shares Sold	If 50% of Shares Sold	If 75% of Shares Sold	If 100% of Shares Sold
(1)	$8,000	$16,000	$24,000	$32,000
GROSS PROCEEDS FROM THIS OFFERING
Legal and Accounting fees	$2,000	$2,000	$2,000	$2,000
Set up office	$3,000	$5,000	$6,000	$7,000
set up a website and online management system	$3,000	$5,000	$6,000	$7,000
set up an advertising and marketing program		$4,000	$6,000	$7,000
Purchase of Inventory			$4,000	$9,000
Total	$8,000	$16,000	$24,000	$32,000

______________

(1)	Expenditures for the 12 months following the completion of this offering. The expenditures are categorized by significant area of activity.

Please see a detailed description of the use of proceeds in the “Plan of Operation” section of this prospectus.

DILUTION

The price of our offering of 200,000 shares is fixed at $0.16 per share. This price is significantly higher than the price per share paid by our existing shareholders.

Dilution represents the difference between the offering price and the net tangible book value per share immediately after completion of this offering. Net tangible book value is the amount that results from subtracting total liabilities and intangible assets from total assets. Dilution arises mainly as a result of our arbitrary determination of the offering price of the shares being offered. Dilution of the value of the shares you purchase is also a result of the lower book value of the shares held by our existing stockholders. The following tables compare the differences of your investment in our shares with the investment of our existing stockholders.

24

As of May 31, 2015, the net tangible book value of our shares of common stock was $356,979 or $0.0487 per share based upon 7,330,000 shares outstanding.

Potential Gain to Existing Stockholders if all of the Shares are Sold
Price per share	$0.160
Net tangible book value per share before offering	$0.0487
Potential gain to existing shareholders	$0.0030
Net tangible book value per share after offering	$0.0517
Capital contributions	$32,000
Number of shares outstanding before the offering	7,330,000
Percentage of shares after offering held by existing stockholders	97.34%
Purchasers of Shares in this Offering if all Shares Sold
Price per share	$0.16
Dilution per share	$0.002956
Capital contributions	$32,000
Percentage of capital contributions	8.2%
Purchasers of Shares in this Offering if 75% of Shares Sold
Price per share	$0.16
Dilution per share	$0.002232
Capital contributions	$24,000
Percentage of capital contributions	6.3%

Purchasers of Shares in this Offering if 50% of Shares Sold

Price per share	$0.16
Dilution per share	$0.001498
Capital contributions	$16,000
Percentage of capital contributions	4.3%
Purchasers of Shares in this Offering if 25% of Shares Sold
Price per share	$0.16
Dilution per share	$0.000754
Capital contributions	$8,000
Percentage of capital contributions	2.2%

25

PLAN OF DISTRIBUTION

Plan of Distribution for the Company’s Offering of 200,000 Shares

ARC has 7,330,000 common shares of common stock issued and outstanding as of the date of this prospectus. The Company is offering an additional 200,000 shares of its common stock for sale at the price of $0.16 per share. In connection with the Company’s selling efforts in the offering, Mr. Carlos Lopez will not register as a broker-dealer pursuant to Section 15 of the Exchange Act, but rather will rely upon the “safe harbor” provisions of SEC Rule 3a4-1, promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Generally speaking, Rule 3a4-1 provides an exemption from the broker-dealer registration requirements of the Exchange Act for persons associated with an issuer that participate in an offering of the issuer’s securities. Mr. Carlos Lopez is not subject to any statutory disqualification, as that term is defined in Section 3(a)(9) of the Exchange Act. Mr. Carlos Lopez will not be compensated in connection with his participation in the offering by the payment of commissions or other remuneration based either directly or indirectly on transactions in our securities. Mr. Carlos Lopez is not, nor has he been within the past 12 months, a broker or dealer, and he is not, nor has he been within the past 12 months, an associated person of a broker or dealer. At the end of the offering, Mr. Carlos Lopez will continue to primarily perform substantial duties for the Company or on its behalf otherwise than in connection with transactions in securities. Mr. Carlos Lopez will not participate in selling an offering of securities for any issuer more than once every 12 months other than in reliance on Exchange Act Rule 3a4-1(a)(4)(i) or (iii).

ARC will receive all proceeds from the sale of the 200,000 shares being offered. The price per share is fixed at $0.16 for the duration of this offering. Although our common stock is not listed on a public exchange or quoted over-the-counter, we intend to seek to have our shares of common stock quoted on the OTC Markets. In order to be quoted on the OTC Markets, a market maker must file an application on our behalf in order to make a market for our common stock. There can be no assurance that a market maker will agree to file the necessary documents with FINRA, nor can there be any assurance that such an application for quotation will be approved.

The Company’s shares may be sold to purchasers from time to time directly by and subject to the discretion of the Company. Further, the Company will not offer its shares for sale through underwriters, dealers, agents or anyone who may receive compensation in the form of underwriting discounts, concessions or commissions from the Company and/or the purchasers of the shares for whom they may act as agents. The shares of common stock sold by the Company may be occasionally sold in one or more transactions; all shares sold under this prospectus will be sold at a fixed price of $0.16 per share.

All shares will be sold outside the United States to non-U.S. persons pursuant to Regulation S exemption from the registration requirements of Section 5 of the Securities and Exchange Act of 1933, as amended (the “Act”).

Terms of the Offering

The shares will be sold at the fixed price of $0.16 per share until the completion of this offering. The minimum amount of subscription required per investor is 1,000 shares at a total cost of $160. Subscriptions, once received, are irrevocable. This offering will commence on the date of this prospectus and continue for a period of 3 months. At the discretion of our board of director, we may discontinue the offering before expiration of the 3 month period, or extend it beyond the 3 month period.

26

Penny Stock Rules

Our stock is a penny stock. The SEC has adopted Rule 15g-9 which generally defines “penny stock” to be any equity security that has a market price (as defined) less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exceptions. Our securities are covered by the penny stock rules, which impose additional sales practice requirements on broker-dealers who sell to persons other than established customers and “accredited investors”. The term “accredited investor” refers generally to institutions with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document in a form prepared by the SEC which provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction and monthly account statements showing the market value of each penny stock held in the customer’s account. The bid and offer quotations and the broker-dealer and salesperson compensation information must be given to the customer orally or in writing prior to effecting the transaction and must be given to the customer in writing before or with the customer’s confirmation. In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from these rules; the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for the stock that is subject to these penny stock rules. Consequently, these penny stock rules may affect the ability of broker-dealers to trade our securities. We believe that the penny stock rules discourage investor interest in, and limit the marketability of, our common stock.

In addition to the “penny stock” rules promulgated by the SEC, Financial Industry Regulatory Authority (“FINRA”) has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative, low-priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives and other information. Under interpretations of these rules, FINRA believes that there is a high probability that speculative low-priced securities will not be suitable for at least some customers. The FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our stock.

The Securities Exchange Commission has also adopted rules that regulate broker-dealer practices in connection with transactions in “penny stocks” as such term is defined by Rule 15g-9. Penny stocks are generally equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or provided that current price and volume information with respect to transactions in such securities is provided by the exchange).

The shares offered by this prospectus constitute penny stock under the Securities and Exchange Act. The shares will remain penny stock for the foreseeable future. The classification of penny stock makes it more difficult for a broker-dealer to sell the stock into a secondary market, which makes it more difficult for a purchaser to liquidate his or her investment. Any broker-dealer engaged by the purchaser for the purpose of selling his or her shares in our company will be subject to the penny stock rules.

The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from those rules, deliver a standardized risk disclosure document prepared by the Commission, which: (i) contains a description of the nature and level of risk in the market for penny stocks in both public offerings and secondary trading; (ii) contains a description of the broker’s or dealer’s duties to the customer and of the rights and remedies available to the customer with respect to a violation to such duties or other requirements of Securities’ laws; (iii) contains a brief, clear, narrative description of a dealer market, including bid and ask prices for penny stocks and significance of the spread between the bid and ask price; (iv) contains a toll-free telephone number for inquiries on disciplinary actions; (v) defines significant terms in the disclosure document or in the conduct of trading in penny stocks; and (vi) contains such other information and is in such form as the Commission shall require by rule or regulation. The broker-dealer also must provide to the customer, prior to effecting any transaction in a penny stock,

27

(i) bid and offer quotations for the penny stock; (ii) the compensation of the broker-dealer and its salesperson in the transaction; (iii) the number of shares to which such bid and ask prices apply, or other comparable information relating to the depth and liquidity of the market for such stock; and (iv) monthly account statements showing the market value of each penny stock held in the customer’s account.

In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from those rules; the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written acknowledgment of the receipt of a risk disclosure statement, a written agreement to transactions involving penny stocks, and a signed and dated copy of a written suitability statement. These disclosure requirements will have the effect of reducing the trading activity in the secondary market for our stock because it will be subject to these penny stock rules. Therefore, stockholders may have difficulty selling those securities.

DETERMINATION OF OFFERING PRICE

The offering price of the 200,000 shares being offered has been determined arbitrarily by us. The price does not bear any relationship to our assets, book value, earnings, or other established criteria for valuing a privately held company. In determining the number of shares to be offered and the offering price, we took into consideration our cash on hand and the amount of money we would need to set up offices and aid in the maintenance of our online operations. Accordingly, the offering price should not be considered an indication of the actual value of the securities.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Certain statements contained in this prospectus, including statements regarding the anticipated development and expansion of our business, our intent, belief or current expectations, primarily with respect to the future operating performance of the Company and the products we expect to offer and other statements contained herein regarding matters that are not historical facts, are “forward-looking” statements. Future filings with the Securities and Exchange Commission, future press releases and future oral or written statements made by us or with our approval, which are not statements of historical fact, may contain forward-looking statements, because such statements include risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements.

All forward-looking statements speak only as of the date on which they are made. We undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they are made.

Plan of Operation

We plan to expand through the various levels of development based upon the amount of cash that is received. We have already begun our initial phase of operations and we expect to select from a selection of products and service providers from a range of available and known resources in the market worldwide.

In the next twelve months, following completion of our public offering, we plan to construct a detailed plan of activities to expand our business operations.

28

Industries

Wine. Wine consumption in China has been steadily increasing, especially among white-collar workers and young people. As a result, various media outlets have been popularizing wine culture, and foreign enterprises have held promotional wine-tasting events. This has helped enrich consumer knowledge of wine, which in turn stimulates wine consumption. In addition, the government has been encouraging the consumption of alcoholic beverages with lower alcohol content, including wine. Revenue for the Wine Production industry in China is expected to increase 3.6% in 2015 to reach $7.3 billion. Over the five years through 2015, industry revenue is estimated to increase at an annualized rate of 4.3%, driven by rapid increases in domestic demand.

Apparel. According to Euromonitor, China’s apparel market remains one of the fastest growing markets in the world and is set to overtake the U.S. and become the world’s largest apparel market by 2017 with ladies’ wear as the major contributor to total apparel sales according to the China National Commercial Information Centre. Korean and Japanese fashions are increasingly popular among Chinese female shoppers as their designs are more appropriate for Chinese people given similar skin tone and body type. The rise of e-commerce and the rise in fast fashion have fueled the fast growth of the market. Online retailing is the fastest growing retail channel for apparel in China. It is observed that many consumers are shifting their apparel spending offline to online. According to China e-Business Research Centre, the total online apparel transaction value in China grew sharply by 42.6% to reach 434.9 billion yuan in 2013.

Going Concern

Our cash balance is $7,462 as of May 31, 2015. We do not believe that our cash balance is sufficient to fund our limited levels of operations, even for one month, given our cash burn rate. This means that there is substantial doubt that we can continue as an on-going business for the next twelve months unless we obtain additional capital to pay our bills. This is because, despite having generated revenues almost immediately after incorporation, the revenues are not sufficient to meet our cash needs for both administrative and operational expenses.

This offering is for the purpose of setting up offices and helping defray the costs of operating and maintaining our internet-based operations. But it will not satisfy our 12-month expected cash needs of over $100,000. We therefore will likely need to conduct future offerings of equity and/or debt securities in the next 12 months. We have no agreements in place with anyone in place – for example, an agreement to purchase our debt or loan us money – that can assure us that we will have sufficient funds to proceed with our business plan in the next year.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

Limited operating history; Need for additional capital

There is little historical financial information about us upon which to base an evaluation of our performance. We are in the start-up stage operations and have generated minimal revenue. We cannot guarantee we will be successful in our business operations. Our business is subject to risks inherent in the establishment of new business enterprises, including limited capital resources and possible cost overruns due to price and cost increases in services and products.

We have no assurance that future financing will be available to us on acceptable terms. If financing is not available on satisfactory terms, we may be unable to continue, develop or expand our operations. Equity financing could result in additional dilution to existing shareholders.

29

RESULTS OF OPERATIONS

From Inception (April 6, 2015) to May 31, 2015

During the period, we incorporated the Company, and began operations. Our loss since inception is $759 related primarily to the operation of Fanxi and La Filotea.

Since inception, we have offered and sold 7,330,000 shares of common stock. Of the 7,330,000 shares of common stock: (1) 1,730,000 shares of common stock was issued to consultants as advanced payment for services to be provided to ARC; (2) 4,500,000 shares of common stock was issued to Capital Flows Ltd for founding the company; (3) 700,000 shares of common stock was issued to Mr. Carlos Lopez for incorporating the company; (4) 350,000 shares of common stock was issued to CBC Consultants Ltd for an investment of $9,991, at a price of approximately 2.8 cents per share; and (5) 50,000 shares of common stock was issued to La Filotea per the lease and operating agreement.

Liquidity and Capital Resources

As of May 31, 2015, the company had $7,462 cash and our total liabilities were $13,222, consisting primarily of a $4,380 loan from CBC Consultants Ltd to La Filotea and $4,590 due to employees for advanced payments. The available capital reserves of the Company are not sufficient for the Company to remain operational.

We cannot guarantee that we will be able to sell all the shares required. If we are successful, any money raised will be applied to the items set forth in the Use of Proceeds section of this prospectus. Our primary priority will be to have sufficient capital to cover our legal and accounting expenses. Once these costs are accounted for, in accordance with how much cash we are able to retain, we will focus on meeting all our planned expenses.

There is substantial doubt if we can continue as an on-going business for the next twelve months unless we obtain additional capital. No substantial revenues are anticipated until we have completed the financing from this offering and implemented our plan of operations. We must raise cash to implement our strategy and stay in business. The amount of the offering will likely be insufficient for us to operate for at least one year

We are highly dependent upon the success of this offering and, if necessary, future the private offerings of equity or debt securities. Therefore, the failure thereof would result in the need to seek capital from other resources such as taking loans, which may not even be possible for the Company. At such time these funds are required, management would evaluate the terms of such debt financing. If the Company cannot raise additional proceeds via a private placement of its equity or debt securities, or secure a loan, the Company would be required to cease business operations. As a result, investors would lose all of their investment.

SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company have been prepared in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and are presented in US dollars.

Use of Estimates

Management uses estimates and assumption in preparing these financial statements in accordance with GAAP. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses.

30

Income Taxes

The Company accounts for income taxes under ASC 740 “Income Taxes” which codified SFAS 109, “Accounting for Income Taxes” and FIN 48 “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109.” Under the asset and liability method of ASC 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under ASC 740, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period the enactment occurs. A valuation allowance is provided for certain deferred tax assets if it is more likely than not that the Company will not realize tax assets through future operations.

Fail Value of Financial Instruments

Accounting Standards Codification Topic 820, “Disclosures About Fair Value of Financial Instruments”, requires the Company to disclose, when reasonably attainable, the fair market values of its assets and liabilities, which are deemed to be financial instruments. The Company’s financial instruments consist primarily of cash.

Per Share Information

The Company computes net loss per share accordance with FASB ASC 205 “Earnings per Share”. FASB ASC 205 requires presentation of both basic and diluted earnings per share (EPS) on the face of the income statement. Basic EPS is computed by dividing net loss available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all potentially dilutive common shares outstanding during the period. Diluted EPS excludes all potentially dilutive shares if their effect is anti-dilutive.

Stock Based Compensation

Stock-based compensation is accounted for at fair value in accordance with ASC Topic 718. To date, the Company has not adopted a stock option plan and has not granted any stock options.

DESCRIPTION OF BUSINESS

Organization Within the Last Five Years

On April 6, 2015, the Company was incorporated under the laws of the State of Florida. We were formed to market and sell various lifestyle and luxury goods around the world via the internet. We are in the development stage, and have so far realized minimal revenues from our operations.

Mr. Carlos Lopez has served as our President, Chief Executive Officer and Treasurer, from April 6, 2015, until the current date, and is our sole director.

We are authorized to issue 700,000,000 shares of common stock, par value $0.0001 per share. On April 6, 2015, we issued 700,000 shares of common stock to Mr. Carlos Lopez and 4,500,000 shares to Capital Flows Ltd. Mr. Carlos Lopez acquired such 700,000 shares for his services to incorporating the company; and Capital Flows Ltd acquired such 4,500,000 shares of common stock as the founder of ARC.

31

General

We were incorporated on April 6, 2015 in the State of Florida. We have never declared bankruptcy, have never been in receivership, and have never been involved in any legal action or proceedings. Since incorporation, we have not made any significant purchase or sale of assets. We are not a blank check registrant as that term is defined in Rule 419(a)(2) of Regulation C of the Securities Act of 1933, since we have a specific business plan or purpose. We have not had preliminary contact or discussions with, nor do we have any present plans, proposals, arrangements or understandings with any representatives of the owners of any business or company regarding the possibility of an acquisition or merger.

From inception until the date of this filing we have had minimal operating activities, primarily consisting of the incorporation of our company, the equity funding by CBC Consultants Ltd, operating Fanxi’s 82 Room, operating La Filotea and the wine operations under Lynus. We received our first significant funding from CBC Consultants Ltd, of $9,991 through the sale of common stock to CBC Consultants Ltd, who purchased 350,000 shares at approximately $0.0285 per share.

Our financial statements from inception (April 6, 2015) through May 31, 2015 reported top line revenues of $8,918 and a net loss of $759.

The Company

ARC, incorporated on April 6, 2015 under the laws of the State of Florida, and is a development stage company in the business of lifestyle related products and services. We intend to bring together a significant range of products and services, including but not limited to: apparel; food & beverages; and leisure. The Company expects to generate revenue from, among other things, selling of our merchandise through direct offerings and online stores, joint ventures, licensing, and similar transactions will be considered.

The Company generates revenue from, among other things, sale of products online, management services and revenue sharing (see “Products”).

To date, no significant progress has been made to further our business plan; however, we have begun to establish strategic partnerships and operations that we believe is in line with our mission and plans have been made and are appropriate for consideration when sufficient funds are available.

We are not a "blank check" company as that term is defined in Rule 419 of Regulation C of the Securities Act of 1933, as we have a specific business plan or purpose and operations and does not include a plan to merge with or acquire a private company to be used as a vehicle for a reverse acquisition in the next 12 months.

The Company’s principal offices are located at 10360 SW 186TH ST, MIAMI, FL 33197. Our telephone number is (775)-344-1313.

Our operations to date have been devoted primarily to start-up, development activities, operation of the book and clothing online stores, and taking actions to facilitate the import of Spanish red wine into China, which include:

•	Formation of the Company;
•	Development of our business plan;
•	Execution of initial stages of our business plan;
•	Establishing our corporate website; and
•	Researching available domain names for the online platforms and exchanges.

32

We have generated minimal revenues to date and our activities have been limited to developing our business plan, operating both our apparel and book online store, and steps to enter the Chinese red wine market. We will not have the necessary capital to further develop or execute our business plan until we are able to secure financing. There can be no assurance that such financing will be available on suitable terms. Even if we raise 100% of the aggregate offering amount of this offering, we will not have sufficient capital to increase revenues from expanding our operations. We do not anticipate generating substantial revenues until at least 18 months after we complete a capital raise.

Marketing Our Products and Services

We will be using marketing products and services of the platforms of which we have our online stores at. We will engage with local distributors of Red Wine in China to distribute our Spanish red wine.

Competition

The market for books, red wine and apparel is global. Therefore, there already exist a significant number of these suppliers of these products. There are both small and large suppliers in the market but the Company considers the markets to be quite fragmented.

We will therefore be competing with many of these companies on the basis of the speed of transactions, ability to capture consumers’ tastes, quality of products and services, and price of our respective products and services among other things. The markets in which we are competing are intensely competitive and, with respect in particular to the apparel industry, is also rapidly changing. Barriers to entry are not significant and we expect competition to intensify in the future. Although we believe no one company currently offers a range of services and products as we intend, many companies offer alternatives to one or more of our products and services.

Employees

We currently have no employees. Our sole officer and director handles the company’s day to day operations. We have engaged a number of consultants to expand our operations.

Insurance

We do not maintain any insurance. Because we do not have any insurance, if we are made a party of a legal action, we may not have sufficient funds to defend the litigation. If that occurs, a judgment could be rendered against us that could cause us to cease operations

Employees; Identification of Certain Significant Employees

We are a development stage company and currently have no employees. Mr. Carlos Lopez, our sole officer and director, is a non-employee officer and director of the Company. We intend to hire employees on an as needed basis.

Offices

The Company’s principal offices are located at 10360 SW 186TH ST, MIAMI, FL 33197. Our telephone number is (775)-344-1313.

33

Government Regulation

We will be required to comply with all regulations, rules and directives of governmental authorities and agencies in any jurisdiction which we would conduct activities in the future. As of now there are no consistent governmental approvals or any existing government regulations on our business. We do believe that regulation may have a material impact on the way we conduct our business.

Intellectual Property

We currently have not obtained any copyrights, patents or trademarks. We do not anticipate filing any copyright or trademark applications related to any assets over the next 12 months.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

The Director and Officer currently serving our Company is as follows:

Name	Age	Positions and Offices
Carlos Lopez	30	President, Chief Executive Officer, Secretary, Treasurer, Director

The director named above will serve until the next annual meeting of the stockholders or until their respective resignation or removal from office. Thereafter, directors are anticipated to be elected for one-year terms at the annual stockholders’ meeting. Officers will hold their positions at the pleasure of the Board of Directors, absent any employment agreement, of which none currently exists or is contemplated.

Carlos Lopez	30	President, CEO, Secretary, Treasurer, and Director

Mr. Lopez is the Founder of Arc LifeStyle Group Inc. Mr. Lopez is an Executive Manager with a background in various industries including hospitality, food and beverage, e-commerce and technology. His business and finance background includes extensive knowledge in product development, project management, mergers and acquisitions and deal structuring. He has been a Director of Arc LifeStyle Group since 2015. Mr. Carlos Lopez holds a Bachelor's degree in Business Administration from La Universidad Europea Miguel de Cervantes of Spain, as well as post graduate studies in Investment Banking and Investment in Public Markets. Mr. Carlos Lopez has limited accounting and legal knowledge and will depend on accountants and attorneys in preparing the Company’s financial statements and complying with reporting requirements under Regulation 13A and otherwise.

Director Independence

Our board of directors is currently composed of one member, who does not qualify as an independent director in accordance with the published listing requirements of the NASDAQ Global Market. The NASDAQ independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director, nor any of his family members has engaged in various types of business dealings with us. In addition, our board of director has not made a subjective determination as to its sole director that no relationships exist which, in the opinion of our board of director, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, though such subjective determination is required by the NASDAQ rules. Had our board of director made these determinations, our board of director would have reviewed and discussed information provided by the director and us with regard to each director business and personal activities and relationships as they may relate to us and our management.

34

Significant Employees and Consultants

Mr. Carlos Lopez, our sole officer and director, is our only employee (though not considered an “employee” for the purpose of determining employee status under tax laws).

Conflicts of Interest

Since we do not have an audit or compensation committee comprised of independent directors, the functions that would have been performed by such committees are performed by our sole director. The Board of Directors has not established an audit committee and does not have an audit committee financial expert, nor has the Board established a nominating committee. The Board is of the opinion that such committees are not necessary since the Company is an early development stage company and has only one director, and to date, such director has been performing the functions of such committees. Thus, there is a potential conflict of interest in that our director has the authority to determine issues concerning management compensation, nominations, and audit issues that may affect management decisions.

Involvement in Certain Legal Proceedings

The Company is not involved in any legal proceedings, nor or any pending or threatened to our knowledge.

Further, there are no legal proceedings that have occurred in the past 10 years concerning our sole officer and director which involved a criminal conviction, a criminal proceeding, an administrative or civil proceeding limiting one’s participation in the securities or banking industries, or a finding of securities or commodities law violations.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes all compensation awarded to, earned by, or paid to our Officer for all services rendered in all capacities to us for the fiscal periods indicated.

Name and Principal Position		Year	Salary($)	Bonus($)	Stock Awards($)	Option Awards($)	Non-Equity Incentive Plan Compensation $	Nonqualified Deferred Compensation $	All Other Compensation $	Total($)

Carlos Lopez	(1)	2015	0	0	0	0	0	0	0	0

______________

(1) President and Chief Executive Officer, Secretary, Treasurer and Director.

We currently do not pay any compensation to our director serving on our board of directors.

35

Stock Option Grants

We have not granted any stock options to the executive officer since our inception. Upon the further development of our business, we will likely grant options to our sole director and officer consistent with industry standards for businesses similar to ours.

Employment Agreements

The Company is not a party to any employment agreement and has no compensation agreement with its sole officer and director, Mr. Carlos Lopez.

Director Compensation

The following table sets forth director compensation as of May 31, 2015:

Name	Fees Earned Paid in Cash($)	Stock Awards($)	Option Awards($)	Non-Equity Incentive Plane Compensation ($)	Nonqualified Deferred Compensation Earnings($)	All Other Compensation ($)	Total ($)
Carlos Lopez	0	0	0	0	0	0	0

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of May 31, 2015, the number of shares of common stock of our Company that are beneficially owned by (i) each person or entity known to our Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each officer and director of our Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of common stock by our principal shareholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

The percentages below are calculated based on 7,330,000 shares of our common stock issued and outstanding as of May 31, 2015. We do not have any outstanding warrant or options convertible into shares of our common stock. Capital Flows Ltd currently owns 1 share of Preferred Series A stock that is convertible into the total number of issued and outstanding shares of the Common Stock at time of conversion (“Issued Common”) plus the total number of issued and outstanding shares of the Series B Preferred Stock at time of conversion (“Issued B”) plus the total number of issued and outstanding shares of the Series C Preferred Stock at time of conversion (“Issued C”). The above three figures, after being added together, is multiplied by two, then divided by the number of issued and outstanding shares of Series A Preferred Stock at time of conversion (“Issued A”). Capital Flows Ltd and Fanxi currently owns 100 shares and 20 shares of Preferred Series B stock, respectively, which is convertible to 100,000 shares of Common stock for each share of Preferred Series B stock.

36

Title of Class	Name of Beneficial Owner	Number of Shares Owned Beneficially	Percent of Class Owned
Common Stock:	Carlos Lopez President,	700,000	9.5%
	Chief Executive Officer,
	Secretary, Treasurer and
	Director (1)

All executive officers and directors as a group		700,000	9.5%

Common Stock:	Capital Flows Ltd	4,500,000	61.4%

CERTAIN TRANSACTIONS

On May 1, 2015, the Company entered into a Lease and Operating Agreement with La Filotea Productions, Inc. (“La Filotea”), a Florida corporation, to lease and operate the business of La Filotea. In connection with the above transaction, on May 1, 2015, the Company entered into a Consulting Agreement (the “Consulting Agreement”) with Mr. Eduardo Paz (“the Consultant”) of La Filotea. Under the terms of the Consulting Agreement, ARC engaged the Consultant to provide services as a management consultant of La Filotea and to perform such other services as may be required and requested by ARC. The term of the Consulting Agreement is for one year, and either party may terminate the Consulting Agreement upon five days written notice to the other party. The Consulting Agreement specifies that the Consultant may be terminated for cause. In accordance with the terms of the Consulting Agreement, the Consultant will receive incentivizing compensation in the amount of 50% of the net profit generated by La Filotea during the term of both the Lease and Operating Agreement and Consulting Agreement being in effect.

On May 17, 2015, the Company entered into a Management Agreement with Fanxi Commerce and Trade (Shanghai) Co., Ltd., a Chinese corporation. In connection with this transaction, on May 17, 2015, the Company entered into a Consulting Agreement (the “Consulting Agreement”) with Ms. Xiaoyue Zhang (“the Consultant”), the founder and major shareholder of Fanxi. Under the terms of the Consulting Agreement, ARC engaged the Consultant to provide services as a management consultant of Fanxi and to perform such other services as may be required and requested by ARC. The term of the Consulting Agreement is for one year, and either party may terminate the Consulting Agreement upon five days written notice to the other party. The Consulting Agreement specifies that the Consultant may be terminated for cause.

LEGAL MATTERS

The Company is not aware of any legal proceedings, current, threatened or pending, against it.

EXPERTS

No experts were engaged in connection with the offering of these securities.

37

38

Consolidated Statement of Position
May 31, 2015

Assets
Cash	7,462
Accounts Receivable	2,249
Inventory	217
Prepaid Inventory	1,273
Loan Receivable: La Filotea	3,000
Prepaid Expense	356,000
Total Assets	370,201

Liabilities
Short Term Loan Payable	539
Loan Payable	7,380
Due to Shareholders	220
Due to Contractors	4,590
Due to Affiliated Companies	421
Sales Tax Payable	72
Total Liability	13,222

Equity
Additional Paid-In Capital	357,005
Capital Stock	733
Retained Earnings	-759
Total Equity	356,979

Total Liability and Equity	370,201

39

Consolidated Statement of Operations
April 6, 2015 (inception) to May 31, 2015

Sales	8,918
Refunds	-467
Sales Tax and Surcharges	-28
Other Income	325
COGS	-5,901
Gross Profit	2,847

Administrative Expenses	786
Marketing Expense: Meals and Entertainment	731
Payroll	740
Bank Service Charges	281
Marketing Expense :Website Expense	211
Travel Expenses	12
Miscellaneous	1
Operating Lease	421
Professional Services	421
Operating Expenses	3,605

Net Loss	-759

40

Consolidated Statements of Stockholders’ Equity (Deficit)

	Preferred Stock A		Preferred Stock B		Common Stock		Capital in Excess of Par	Profit Accumulated During the Development	Total Stockholders’
	Shares	Amount	Shares	Amount	Shares	Amount	Value	Stage	Equity
BALANCE, April 06, 2015

Stock issuance to Capital Flows Ltd	1	0	100	0	4,500,000	450	-450		0
Stock issuance to Carlos Lopez	-	-			700,000	70	-70	-45	0
Stock issuance to CBC Consultants Ltd	-	-			350,000	35	9,956		9,991
Stock issuance to La Filotea	-	-			50,000	5	9,995		10,000
Stock issuance to Fanxi			20	0
Stock issuance to Consultants					1,730,000	173	345,827		346,000
Cash gained from VIE of Fanxi		-			-	-	171		171
Cash gained from leasing La Filotea							-8,424		-8,424
Non-cash contributed services		-			-	-		-
Net loss for the period ended May 31, 2015		-			-	-	-	-759	-759
BALANCE, May 31, 2015	1	$0	120	$0	7,330,000	$$733	$$357,005	$-$759	$356,979

41

Consolidated Statement of Cashflows

From 04/06/15
to 05/31/15
Increase (decrease) in cash and cash equivalents:
Cash Flows from Operating Activities:
Net income (loss)	(759)
Adjustments to reconcile net income to net cash used in operating activities:
(Gain) Loss on Accrued Tax	72
Compensation Expense	4,810
Operating Lease Expense	421

Decrease (increase) in operating assets
Prepaid & Other Assets	(1,273)
Accounts Receivable	(2,249)
Inventory	(217)

Total adjustments	1,564
Net cash used in operating activities	806

Cash flows from investing activities:
Deposit for Establishing Store (Due to Shareholders)	171
Cash Acquired in Operating Lease with La Filotea	(8,424)

Net cash (used)provided by investment	(8,253)

Cash flows from financing activities:
Proceeds from Short-Term Loan	539
Proceeds from Loan	7,380
Cash issued for loan offered	(3,000)
Sale of Common Stock	9,991

Net cash provided(used) by financing	14,910

Net decrease in cash and cash equiv.	7,462

Cash and cash equivalents, beg of period	—
Cash and cash equivalents, end of period	7,462

42

Arc LifeStyle Group Inc.

(A Development Stage Company)

Notes to Financial Statements

May 31, 2015

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Arc LifeStyle Group Inc. ("ARC" or the "Company") was incorporated on April 6, 2015, under the laws of the State of Florida. The Company is in the development stage as defined under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 915, “Development Stage Entities”. The Company provides products and services for consumers that seek a better lifestyle.

Revenue Recognition

In general, the Company records revenue when persuasive evidence of an arrangement exists, services have been rendered or product delivery has occurred, the sales price to the customer is fixed or determinable, and collectability is reasonably assured.

Revenue will be recognized at the time the product is delivered or services are performed. Provision for sales returns will be estimated based on the Company's historical return experience. Revenue will be presented net of returns.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Segment Information

The Company follows Accounting Standards Codification ("ASC") 280, "Segment Reporting". The Company currently operates in a single segment and will evaluate additional segment disclosure requirements as it expands its operations.

Net Loss Per Common Share

Basic net (loss) income per common share is calculated using the weighted average common shares outstanding during each reporting period. Diluted net (loss) income per common share adjusts the weighted average common shares for the potential dilution that could occur if common stock equivalents (convertible debt and preferred stock, warrants, stock options and restricted stock shares and units) were exercised or converted into common stock. There were no common stock equivalents at May 31, 2015.

43

Arc LifeStyle Group Inc.

(A Development Stage Company)

Notes to Financial Statements

May 31, 2015

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes

Deferred income taxes are recognized for the tax consequences related to temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for tax purposes at each year end, based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. A valuation allowance is recognized when, based on the weight of all available evidence, it is considered more likely than not that all, or some portion, of the deferred tax assets will not be realized. Income tax expense is the sum of current income tax plus the change in deferred tax assets and liabilities.

ASC 740, Income Taxes, requires a company to first determine whether it is more likely than not (which is defined as a likelihood of more than fifty percent) that a tax position will be sustained based on its technical merits as of the reporting date, assuming that taxing authorities will examine the position and have full knowledge of all relevant information. A tax position that meets this more likely than not threshold is then measured and recognized at the largest amount of benefit that is greater than fifty percent likely to be realized upon effective settlement with a taxing authority.

Stock-Based Compensation

The Company accounts for equity instruments issued to employees in accordance with ASC 718, Compensation - Stock Compensation. ASC 718 requires all share-based compensation payments to be recognized in the financial statements based on the fair value using an option pricing model. ASC 718 requires forfeitures to be estimated at the time of grant and revised in subsequent periods if actual forfeitures differ from initial estimates.

Equity instruments granted to non-employees are accounted for in accordance with ASC 505, Equity. The final measurement date for the fair value of equity instruments with performance criteria is the date that each performance commitment for such equity instrument is satisfied or there is a significant disincentive for non-performance.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. There were no cash equivalents at May 31, 2015.

44

Arc LifeStyle Group Inc.

(A Development Stage Company)

Notes to Financial Statements

May 31, 2015

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair Value of Financial Instruments

Pursuant to ASC No. 820. "Fair Value Measurement and Disclosures," the Company is required to estimate the fair value of all financial instruments included on its balance sheet as of May 31, 2015. The Company's financial instruments consist of cash. The Company considers the carrying value of such amounts in the financial statements to approximate their fair value due to the short-term nature of these financial instruments.

Recent Pronouncements

There are no recent accounting pronouncements that apply to the Company.

NOTE 2. LOAN RECEIVABLE – La Filotea

During 2015 the Company provided to La Filotea $3,000 in loan to pay for certain corporate expenses.

NOTE 3. STOCKHOLDER'S EQUITY

The Company has authorized 700,000,000 shares of common stock. At May 31, 2015, the Company had 7,330,000 shares of its common stock issued and outstanding. The Company has authorized 100,000,000 shares of common stock. At May 31, 2015, the Company had 1 share and 120 shares of its Series A Convertible and Series B Convertible Preferred Stock issued and outstanding, respectively.

In April 2015, the Company issued 4,500,000 shares and 700,000 of common stock to Capital Flows Ltd and Carlos Lopez, respectively for the incorporation of the Company. 730,000 shares of common stock were issued for consulting services.

In May 31, 2015, the Company issued 1,000,000 shares of common stock for consulting services, 350,000 shares of common stock was issued to CBC Consultants, LTD. for an investment of $9,991, and 50,000 shares of common stock was issued as payment per the lease and operating agreement with La Filotea.

NOTE 4. INCOME TAXES

The provision for income taxes differs from the amount computed by applying the statutory federal income tax rate to income before provision for income taxes. The sources and tax effects of the differences are as follows:

Income tax provision at the federal
statutory rate	15
Effect of Operating Losses	(15)
0

45

Arc LifeStyle Group Inc.

(A Development Stage Company)

Notes to Financial Statements

May 31, 2015

NOTE 4. INCOME TAXES (continued)

As of May 31, 2015, the Company has a net operating loss carryforward of approximately $760. This loss will be available to offset future taxable income. If not used, this carryforward will expire in 2035. The deferred tax asset relating to the operating loss carryforward has been fully reserved at May 31, 2015.

NOTE 5. BASIS OF REPORTING

The Company's financial statements are presented on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business.

The Company has experienced a loss from operations during its development stage as a result of its long-range operating plan which is meant to build the Company slowly as opposed to generating revenues in the early stages. For the period from April 6, 2015 (inception) to May 31, 2015, the Company incurred a net loss of approximately $760. In addition, the Company has no significant assets or revenue generating operations.

The Company currently does not have sufficient cash to sustain itself for the next 12 months, and will require additional funding in order to execute its plan of operations and to continue as a going concern. To meet its cash needs, management expects to raise capital through a public offering. In the event that this funding does not materialize, certain directors have agreed, orally, to loan sufficient funds to maintain the Company's operations for the next 12 months.

The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

NOTE 6. SUBSEQUENT EVENTS

In accordance with ASC 855, management has evaluated the subsequent events through the date of issuance of the financial statements. Based upon this evaluation, there are no subsequent events that require disclosure.

46